1 Q4 2014 Investor Presentation Exhibit 99.1

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions; the Company's ability to successfully convert core operating systems, at the estimated cost, without significant business interruption and to realize the anticipated benefits; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

3 Company Overview

A Foundation for Growth

Company Overview

- Began banking operations in 2010/2011 with four acquisitions in 12 months (three failed banks)
- Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA
- Successful organic asset generation strategy with quality loan originations averaging over $200mm/quarter
- Maintaining excellent credit quality
  - 2014 Non 310-30 loan charge-offs of just six basis points
- Profitability emerging through the accounting "noise" on the path to 1% ROATA in 2017
- Opportunistic manager of capital
  - Successfully repurchased 25.8% of shares ($266mm) since early 2013
  - Disciplined acquirer with future opportunities

NBHC 4Q14 Snapshot

Stock Price/52-Week Range	$18.29/$17.69-$21.18
TBV/Share[1] (Current/w Excess Accretable Yield[2])	$18.63 / $19.46
Market Cap	$691mm
Assets	$4.8bn
Loans	$2.2bn
Deposits	$3.8bn
Banking Centers	97
ROATA Reported/Adjusted[1]	0.26%/0.71%
Excess Capital (10% Tier 1 Leverage Ratio)	$200mm

Note: Market data through 5-Feb-15, financial information as of and for the quarter ended 31-Dec-14.
[1]See non-GAAP reconciliation in appendix.
[2] 4Q14 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.0% average loan yield on originations. This results in an additional $0.83 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

4

National Bank Holdings CORPORATION

5 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Strong loan growth momentum: originations of $869mm in 2014, $714mm in 2013 and $434mm in 2012  Net interest income stabilizing; replacing high-yielding purchased loans  Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs  2014 adjusted ROATA grew to 0.66% from 0.57% in 20131  Goal of 1% ROATA in 2017  Expertise in mergers and acquisitions with future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.

6

NBHC LEADERSHIP

Executive Team

Tim Laney
Chairman, President & Chief Executive Officer

Brian Lilly
Chief Financial Officer

Zsolt Bessko
Chief Administrative Officer & General Counsel

Richard Newfield
Chief Risk Officer

Tom Metzger
Chief of Enterprise Technology & Integration
Market President, Bank Midwest & Hillcrest Bank

Banking

EVP, Consumer Central Division
Commerce Bancshares
EVP, Commercial Central Division
UMB Bank
Director of Consumer Lending
Bank Midwest
Manager, Strategic Accounts
First National Bank of Omaha

EVP, Consumer Western Division
Bank of America
EVP, Commercial Western Division
Bank of Choice
Director of Commercial Credit Management
Bank of America
Manager, Treasury Management
Bank Midwest

EVP, Specialty Banking
Colorado Business Bank
Managing Director, Capital Finance
Colorado Business Bank
Director of Special Assets
Hillcrest Bank
Manager, Energy Banking
Bank of the West

Risk

Chief Compliance Officer
FDIC
BSA Officer
Jefferson Wells/Western Alliance
Director of Security
Federal Bureau of Investigation

Chief Credit Officer
Bank of America
Director of Loan Operations
First National Bank of Kansas
Enterprise Risk Manager
JP Morgan Chase

Director of Enterprise Risk & Credit Admin
Hillcrest Bank
Director of Internal Audit
M&I Bank
Information Security Officer
Deloitte & Touche LLP

Administration/Finance/Operations

Treasurer
M&I Bank
Chief Accounting Officer
Great Western Bank
Director of Management Reporting & Analysis
Jeppeson Sanderson, a Boeing Company

Director of Enterprise Technology
Commerce Bancshares
Director of Project Management Office
Hillcrest Bank
Director of Human Resources
JE Dunn Construction

Director of Marketing
Bank of America
Director of Corp Development & Strategy
Goldman Sachs
Director of Public Reporting
Fifth Third Bank/CrossFirst Holdings

7

National Bank Holdings CORPORATION

8 Acquisition Growth Organic Growth Attractive Markets Disciplined Acquisitions Client-Centered, Relationship-Driven Enhanced Product Offerings Scalable Operating Platform & Efficiencies Leading Regional Bank Holding Company Our Objectives Opportunistic Capital Management

9 Strategic Execution Highlights Expanded Efficiency Initiatives Managed Capital Opportunistically Further Franchise Development  Expanded product offerings Launch of Capital Finance Team Launch of Specialty Gov’t and Non-Profit Banking Unit Enhancements to Small Business Banking Successful sales production initiatives Expanded and repurposed sales force Built culture of accountability  Repurchased $266 million (26% of outstanding shares) since early 20131 $30 million remaining share repurchase authorization1 Disciplined acquirer with future opportunities Paid >$300 million dividend from Bank to HoldCo 5 cent quarterly dividend  Reduced operating expenses through streamlining support/operating functions Banking center consolidation - Exited four CA banking centers and 32 retirement centers Aggressively reduced problem loan/OREO expenses Moving toward long term goal of <60% efficiency ratio Accelerated Organic Growth  Over $869 million in loan originations (TTM) while maintaining strong credit quality Stabilizing net interest income Growing strategic loan portfolio at 30% over prior year $148 million (42%) annual decrease (TTM) in non- strategic loans 6% YOY growth in average DDA’s 1As of 30-Jan-2015.

10   NBHC Markets and Family of Brands Banking Centers (97)  50 banking centers  22 commercial bankers  11 NBH Specialty Banking  1.4% deposit market share across Colorado  Ranks #5 in market share of Colorado headquartered banks  45 banking centers  14 commercial bankers  3.6% deposit market share in Kansas City MSA  Ranks #6 in banking centers in Kansas City MSA  2 commercial and private banking center locations in Austin and Dallas, TX  6 commercial bankers CO TX Source: SNL Financial. Deposit data as of 30-June-2014. Attractive and Growing Markets Dallas Austin Denver Kansas City CO KS MO

Our Markets are Attractive

Key Statistics by MSA

		U.S.	Denver, CO		Front Range, CO		Kansas City, MO	
Demographics	2014 Population (mm)	317.2		2.7		4.3		2.1
	Population CAGR ('14-'19E)	0.7 %	✓	1.5 %	✓	1.5 %		0.5 %
	2014 Median Household Income	$51.6K	✓	$60.9K	✓	$60.3K	✓	$55.8K
	Household Income Growth ('14-'19E) [1]	4.6 %		3.9 %	✓	5.1 %	✓	4.8 %
	# of Businesses (000s)	-		114.9		182.7		76.0
Economics	Unemployment Rate (Nov-14)	5.8 %	✓	3.9 %	✓	4.0 %	✓	5.0 %
	2013 Real GDP per Capita	$52.1K	✓	$61.6K	✓	$57.6K	✓	$53.7K
	Real GDP Growth ('08-'13)	5.2 %	✓	9.7 %	✓	9.8 %		4.2 %
	Home Price Index 5yr Δ [2]	4.5 %	✓	22.7 %	✓	20.5 %		0.5 %
	Building Permit 5yr CAGR ('09-'14)	12.2 %	✓	31.0 %	✓	31.6 %	✓	19.1 %
Banks	Branch Penetration (per 100k people)	29.8	✓	25.1	✓	25.9		34.6
	Top 3 Combined Deposit Market Share	52% [3]		55%		54%	✓	40%

✓ Equal or Better Than U.S. Average

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis.

Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-14. Front Range unemployment based on a weighted average unemployment and 2014 population for each MSA.

[1] HHI projections based on current dollar values (inflation adjusted).

[2] FHFA home price index based on quarterly all-transaction data as of 30-September-14.

[3] Based on U.S. Top 20 MSAs (determined by population).

11

National Bank Holdings CORPORATION

12 $518 $1,083 $1,645 $1,315 $771 $517 $1.8 $1.9 $2.2 4QE12 4QE13 4QE14 Originated Purchased $711 $350 $202 4QE12 4QE13 4QE14 Comm. 39% Agriculture 7% Owner Occupied 7% CRE 14% Resi 31% Consumer 2%  Originated portfolio has excellent credit quality with 0.06% non 310-30 net charge-offs FY14  Relationship banking model with a focus on the markets we serve  Loan growth inflection point achieved in 3Q13  Strategic loans grew 30% from prior year  Investments in commercial bankers adding value – 39 of 53 are new hires Strategic Loan CompositionTotal Loans ($ in millions) New Loan Originations Organic Loan Growth Strategy is Accelerating Strategic Non-Strategic Commercial Related 67% Inflection Point $1,083 $1,643 $604 $421 $318 $1.1 $1.5 $2.0 4QE12 4QE13 4QE14 Originated Purchased $228 $482 $712 $206 $232 $157 $434 $714 $869 FY12 FY13 FY14 Commercial Related Consumer Related ($ in millions) (Total $ in billions)(Total $ in billions)

13 8% 6% 5% 5% 5% 3% 3% 2% 1% 1%1% 10%5% 3% 2% 1%>1% 0% 7% 27% 2% 2% Loans Credit Quality ($2.2 Billion Outstanding) Portfolio Characteristics Note: Concentration chart includes unfunded commitments. 1Includes owner-occupied CRE. Consumer, 30.9% Non Owner- Occupied CRE, 18.6% Commercial & Industrial1, 50.5%  2014 non 310-30 net charge offs of 6 bps  2013 non 310-30 net charge-offs of 27 bps  Commercial loans originated FY14:  Average funding of $1.0 million  Average commitment, including unused, of $1.4 million  Residential loans originated FY14:  Average FICO of 763  Average LTV of 64%  Average funding per loan of $110k  Top 25 originated relationships:  Average funded balance of $13.8 million  Average commitment of $14 million  Energy loans were 8% of total loans, 4% of earning assets (3.7% is Non-strategic)

14 $176 Million Energy Portfolio Energy Portfolio Profile  8% of loans, 4% of earning assets  Granular - $7mm avg. balance per relationship  Strong credit quality at 12/31/14  Prolonged/further pricing pressure could increase stress on energy clients; however, client capital and liquidity, as well as loan structures, protect against credit loss 44% 26% 30% Prudent Energy Banking Approach  Disciplined energy lending  Clients selected based on strong balance sheets, low leverage and management quality  All clients have been reviewed over the last month; we will maintain monthly monitoring  Experienced energy banking team  Specialized and experienced bankers  Specialized and experienced underwriters  In-house petroleum geologist  Energy Production – Loans to companies engaged in exploration and production  Clients governed by borrowing base against proved reserves  Clients are hedged into 2015 and 2016  Average utilization of 58% against lines  Most recent price deck has downside set at $37 for oil and $2.00 for natural gas  Energy Midstream – Loans to companies that engage in consolidation, storage and transportation of oil and gas  Well capitalized, low leverage  Take or pay contracts, sustainable cash flows  Secured by plant and equipment  Energy Services – Companies that provide products and services to oil/gas companies  Asset-based lending structures  Secured by accounts receivable, inventory and equipment

15 $ 210.4 $ 24.3 $ 186.2 Inc. in Accr. Yield (Recog. Over Time) Impairments ( 310-30 Provision) Net Economic Impact Attractive $280 Million of 310-30 Loan Pools Strong Credit Quality of Non 310-30 Loans Strong Loss Share Coverage of Total NPA’s Credit Quality ($ in millions) Net Charge-Offs Allowance for Loan Losses1 Nonperforming Non 310-30 Originated Nonperforming Loans 1Does not include $7.6 million of purchase accounting marks. Strong Credit Quality on $1.9 Billion of Non 310-30 Loans Accretable Yield Reclassification Life-to-Date .79% .27% .06% YE12 YE13 YE14 1.06% .80% .90% YE12 YE13 YE14 $67.2 $39.7 $21.0 $52.1 $55.9 $19.8 2.2% 1.9% 0.9% YE12 YE13 YE14 NPAs - Non-Covered NPAs - Covered NPAs / Total Assets 2.81% .68% .57% YE12 YE13 YE14 Non-accrual TDRs on Non-accrual 1.82% 0.15% 0.29% YE12 YE13 YE14 Non-accrual TDRs on Non-accrual

16 0.64% 0.41% 0.37% FY12 FY13 FY14 Deposit Composition Cost of Deposits Time Deposit Maturity (YE14) ($ in millions) Average Transaction Deposits & Repos Average Time Deposits Avg Rate 0.51% 0.71% 0.89% 1.05% 1.24% 1.32% Growing Low Cost Transaction Accounts $2,402 $2,453 $2,520 4Q12 4Q13 4Q14 $1,833 $1,544 $1,376 4Q12 4Q13 4Q14 29% 28% 30% 29% 33% 34% 33% 27% 25% 22% 15% 14% $4,201 $3,838 $3,766 YE12 YE13 YE14 Demand & NOW Savings & MM Retail Time Jumbo Time 64% Non- Time 58% Non- Time 61% Non- Time $511 $423 $321 $64 $24 $13 38% 31% 23% 5% 2% 1% <6 Months 6 Months - 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4+ Years Maturity ($mm) % of Total Time Deposits

17 Delivering on Commercial Banking Strategy Invested in Commercial Capabilities  Team of 53 experienced commercial bankers  Committed to consistent top-grading of bankers (39 new commercial bankers recruited in 2013/2014)  Established Capital Finance, Government and Non-Profit Banking specialty lines  Industry expertise in energy, food and agriculture  Built culture of accountability Well-Positioned For Growth  Loan origination momentum building: 2012: $228mm, 2013: $481mm, 2014: $712mm in commercial originations  Gaining on commercial loan annual production goals per banker  Rolled out client interest swap program for clients  Full treasury management capabilities  Driving non-interest bearing deposits

18 Delivering on Consumer & Small Business Banking Strategy Optimized Banking Center Distribution  Exited California and retirement center locations  Rolled out teller staffing efficiency model  Consolidated management responsibilities  Built culture of accountability Well Positioned For Growth  Launched consumer and small business relationship product suites  Emphasis on growing small business deposits and loans  Focus on increasing transaction accounts and client share of wallet  Emphasis on residential mortgages (1st, 2nd and home equity loans/lines)  Gaining on consumer loan production goals per banking center  Continue to invest in client facing talent – 36 new banking center managers hired in 2013/2014

Disciplined Acquirer with Future Opportunities

M&A Focus

- Banks
- Specialty Finance / Asset Generators
- Wealth Management / Trust
- Banking center networks
- Reasonable TBV dilution/return criteria

Announced Acquisition of Pine River Bank

- Strong southwest Colorado markets with attractive fill-in locations
- Clean bank with $135mm in assets
- 1x TBV price, $14mm cash deployed, <2 year TBV earn-back

Well Positioned For Growth

- Positioned to consolidate targets along the I-25, I-70 and I-35 corridors across CO, KS and MO
- Excess capital of $200mm[1]
- Management team experienced with M&A

Target Geographies



CO
KS
MO
25
70
70
35
35
70
71

Potential In Footprint Acquisition Opportunities[2]

Asset Size Range	Total # of Banks	Total Assets ($bn)	# of Private Banks	Private Assets ($bn)
$1bn - $5bn	28	$ 52.5	19	$ 34.1
$500mm-$1bn	41	27.9	37	25.3
Total Opportunities	**69**	**$ 80.4**	**56**	**$ 59.4**

Source: SNL Financial

[1] Excess capital as of 31-Dec-14 and based on 10% Tier 1 Leverage ratio net of minimum $25mm of capital at the HoldCo.

[2] Financial information as of 31-Dec-14. Includes opportunities in CO, KS, and MO.

19

National Bank Holdings CORPORATION

20 Financial Overview

21  Grew the strategic loan portfolio by $40.5 million, or 8.4% annualized, driven by $182.2 million in fourth quarter originations. The originations were offset by higher than normal pay-downs and early pay-offs, particularly in the agriculture portfolio. Strategic loans at December 31, 2014 increased a strong $456.6 million, or 30.4%, since December 31, 2013.  Credit quality remained strong, as annualized net charge-offs in the non 310-30 portfolio were only 0.05% during the fourth quarter and 0.06% for the full year.  Successfully exited $49.4 million of the remaining non-strategic loan portfolio, a strong 78.1% annualized. Non-strategic loans decreased $148.2 million for the full year, or 42.4%, to just $201.7 million at December 31, 2014.  Total loans ended 2014 at $2.2 billion, a 16.6% increase since December 31, 2013.  Added a net $14.6 million to accretable yield for the acquired loans accounted for under ASC 310-30. The favorable results of the quarterly re-yielding also caused a $10.6 million increase in the future non-cash amortization of the FDIC indemnification asset.  Average demand deposits continued solid growth, adding $13.1 million, or 7.3% annualized, while total deposits remained relatively flat as higher-cost time deposits declined.  Net interest income totaled $42.6 million, a $0.7 million increase from the prior quarter. The quarterly increase was primarily driven by a 12 basis point widening of the net interest margin to 3.87% (fully taxable equivalent) as increased client paydowns/payoffs resulted in higher pre-payment fees and 310-30 accelerated accretion added $1.7 million of interest income during the fourth quarter and was partially offset by lower average earning assets.  FDIC loss-share related non-interest income resulted in an increase in net expense of $7.0 million, driven by strong covered asset performance and the sharing of large gains on sales of OREO.  Non-interest expenses decreased $4.8 million, or 12.7%, from the prior quarter.  Repurchased 991,100 shares during the fourth quarter, or 2.5% of outstanding shares. Since early 2013, 13.5 million shares have been repurchased, or 25.8% of outstanding shares, at a weighted average price of $19.70.  At December 31, 2014, tangible common book value per share was $18.63 before consideration of the excess accretable yield value of $0.83 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Fourth Quarter 2014 Results Summary

On the Path to 1% ROATA

Accounting "noise" is burning-off:

- Significant impact of non-cash FDIC indemnification asset amortization charges is burning-off
- Aggressively resolving acquired problem assets
- Managing toward the end of FDIC loss share

Will be left with:

- Growing loan portfolio
- Sound credit quality
- Stabilizing net interest income
- Leaner operating cost structure

Reported and Adjusted[1] ROATA



0.57%
0.37%
0.20%
0.66%
0.40%
0.26%
FY13
FY14
Reported
Adjusted

Reported and Adjusted[1] Diluted EPS



$0.51
$0.37
$0.14
$0.67
$0.45
$0.22
FY13
FY14
Reported
Adjusted

Adjusted[1] Efficiency Ratio FTE



89.70%
75.46%
85.82%
72.13%
FY13
FY14
Reported
Adjusted

Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

[1] Adjusted calculations exclude the impacts of FDIC indemnification asset amortization, other FDIC loss sharing income (loss), gain on recoveries of previously charged-off acquired loans, OREO related write-ups and other income, OREO expenses, problem loan expenses, warrant income/expense contract termination expenses, banking center closure related expenses and the applicable tax impacts.

22

National Bank Holdings CORPORATION

23 Originated $1,647 Covered $33 Non-Covered $202 Covered $161 Non- Covered $119 Originated 76% Acquisition Marked 15% Acquisition Marked & Covered 9% 34% 38% 45% 43% 50% 42% 14% 4% 5%2% 1% 1% 7% 7% 7% 4Q12 4Q13 4Q14 Loans Investment Securities Cash FDIC Indemnification Asset Other Assets ($ in billions) $4.8bn$4.9bn$5.4bn Non 310-30 Loans $1,883mm 87% 310-30 Loan Pools $280mm 13% Total Assets Marked and Covered Loan Portfolio Low-Risk Balance Sheet  52% of total assets are in cash, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans  Low risk-weighted assets to average assets ratio of 51%  97% of total liabilities composed of client deposits and repos  Capital is strictly composed of common equity Loan Portfolio  24% of portfolio was fair value marked at acquisition  $194mm, or 9%, is covered by FDIC loss share  13% are in accounting loan pools that are re-measured quarterly Note: Data as of 31-December-14. Total Loans: $2.2bn ($ in millions)

24 $48 $45 $17 $39 $20 $22 $87 $64 $39 YE12 YE13 YE14 Projected Improved Client Cash Flows Projected FDIC Loss-Share Billings Covered Assets Covered Assets Strong Covered Asset Performance FDIC Loss-Share Related ($ in millions)  Quarterly valuations continue to show cash flow improvements in covered assets  Most covered loans accounted for under ASC 310-30; yielding 19.23% in 4Q14  Loss share agreements expire in 4Q15 and 4Q16 $608 $309 $194 $46 $39 $18 $654 $348 $212 YE12 YE13 YE14 Loans OREO FDIC Indemnification Asset Amortization $19.0 $27.7 $18.0 $28.0 $(2.8) $8.9 $5.0 $5.0 $16.2 $36.6 $23.0 $33.0 2013A 2014A Other FDIC Loss-Share Related Expense/(Income) Indemnification Asset Amortization 1 2015 Guidance 1 Other FDIC Loss-Share Related Income includes loss share income/(expense), clawback accretion, and sharing of OREO gains/losses.

25 37% 4% 58% 1% Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate 31-Dec-13 31-Dec14 Book Value Available-for-Sale $ 1,816 $ 1,484 Held-to-Maturity 622 516 "Locked-in" Gains (HTM) 20 15 Total Book Value $ 2,458 $ 2,015 Available-for-Sale Unrealized Gains / (Losses) (31) (5) Fair Market Value of Portfolio $ 2,427 $ 2, 010 Portfolio Yield (Spot) 2.21% 2.13% Portfolio Duration 3.6 3.2 Weighted-Average Life 3.9 3.4 Investments by Asset Class1 (4Q14) Portfolio Summary1 ($ in millions) ¹ Excludes $32mm and $27mm of FHLB / FRB stock as of 31-Dec-13 and 31-Dec-14 respectively. ² AAA rated by Moody’s, AAA by Fitch, and AA+ by S&P.  100% of portfolio AAA rated or U.S. agency backed2  Stable duration of 3.2 years  OCI fluctuations minimized by 26% of portfolio in Held-To-Maturity  As of December 31, 2014 AOCI was $5.8 million gain, net of tax Conservative Investment Portfolio

26 . 1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted as of 31-Dec-14 to reflect less excess cash as a result of reducing excess capital to 10% leverage ratio. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 (1.11)% 2.32% 4.09% (0.88)% 2.94% 4.72% (4.0)% 0.0% 4.0% 8.0% -50 bps +100 bps +200bps % C h a n g e Interest Rate Shock 31-Dec-13 31-Dec-14 Net Interest Income Sensitivity

27 $204.3 $179.0 $170.2 $43.3 $44.4 $41.9 $42.6 FY12 FY13 FY14 1Q14 2Q14 3Q14 4Q14 $ 37.4 $ 20.2 $(1.7) $(0.4) $ 2.2 $ 1.6 $(5.1) $31.2 $30.2 $30.4 $6.9 $7.5 $7.9 $8.0 13.3% 14.4% 15.1% 13.8% 15.1% 15.9% 15.9 % FY12 FY13 FY14 1Q14 2Q14 3Q14 4Q14 Non-interest income Adjusted NII Adj. Fee Income Ratio Net Interest Margin1 Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. ¹ Presented on a fully taxable equivalent basis using the statutory rate of 35% beginning in 2014. The tax equivalent adjustments included for FY14 were $930 and for 1Q14, 2Q14, 3Q14 and 4Q14 were $159, $220, $231,and $320 thousand, respectively. 2Adjusted non-interest income excludes gain on sale of securities, FDIC indemnification asset amortization, FDIC loss sharing income (expense), gain on previously charged-off acquired loans and OREO related write-ups and other income. Strong Yields on Loan Portfolio Reported and Adjusted Non-Interest Income2 ($ in millions) Net Interest Income Stabilizing Replacing High-Yielding Purchased Loans P&L Metrics 9.49% 12.35% 16.82% 15.93% 15.86% 16.83% 19.23% 7.15% 5.50% 4.41% 4.52% 4.40% 4.33% 4.41% FY12 FY13 FY14 1Q14 2Q14 3Q14 4Q14 310-30 Loans Non 310-30 Loans 1 3.98% 3.81% 3.85% 3.94% 3.83% 3.75% 3.87% FY12 FY13 FY14 1Q14 2Q14 3Q14 4Q14

28 $41 $42 $41 $39 $38 $38 $37 $38 $7 $3 $2 $4 $2 $3 $2 $(9)$(1) $ 0 $ 4 $ 1 $(1) $(1) $(1) $ 4 $48 $45 $47 $44 $39 $40 $38 $33 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Operating Problem Loan / OREO Other¹ $174 $163 $151 $29 $17 $(2) $7 $4 $1 $210 $184 $150 FY12 FY13 FY14 Operating Problem Loan / OREO Other¹ Expenses  Exited four non-core California banking centers  Consolidated 32 retirement centers into existing traditional banking centers  Bank-wide operational streamlining including: ̶ Non-sales staffing models ̶ Vendor consolidations ̶ Professional services ̶ Contract negotiations  Managed down problem loan/OREO expenses  Total 2014 non-interest expenses down 18% from prior year Efficiency Actions Taken Operating Improvement Initiatives  Continuous improvement focus  <60% long-term efficiency ratio goal  Banking center optimization  Improving client experience  Enhancing operational efficiencies  Reducing discretionary spending  Core system conversion in 2015 benefiting 2016 1 Other expenses include: IPO expenses, banking center closure charges, contract termination accrual and change in fair value of warrant liability. ($ in millions) Annual Quarterly Efficiency Actions

29 Looking Ahead

30 Path to 1% ROATA 1Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 2Represents FY14 adjustments to ROATA.  Stabilizing net interest income  FDIC indem asset negative amortization ending < two years  FDIC loss share ending  Reduction in work- out expenses  Ramp-up of loan production  Maintain low cost of funds  Fee business initiatives  Strong credit quality  Maintain focus on expenses  Higher yielding acquired loans run-off  Securities run-off reinvested into loans Organic Earnings Potential 0.26% 2017 Target ROATA of 1.00% 2014¹ FDIC Accounting Noise & Workout Expenses Organic Growth Non-Strategic Loans & Investment Securities Pro Forma 0.66%1,2 0.40%

31 Fully Levered Targets Assets ~$10bn Efficiency Ratio <60% ROATA ≥1.00% ROATCE 12% - 14% Dividend Payout Ratio 25% Tier 1 Leverage 9% Key 2017 Financial Targets

32 Investment Highlights 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Strong loan growth momentum: originations of $869mm in 2014, $714mm in 2013 and $434mm in 2012  Net interest income stabilizing; replacing high-yielding purchased loans  Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs  2014 adjusted ROATA grew to 0.66% from 0.57% in 20131  Goal of 1% ROATA in 2017  Expertise in mergers and acquisitions with future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors

33 Appendix

Proven Acquirer – Unassisted and FDIC-Assisted Transactions

Kansas City MSA

Bank Midwest

- Jul-2010 / Dec-2010
- Assets: $2.4bn
- Deposits: $2.4bn
- Full-Service Branches: 39
- Unassisted transaction

Hillcrest Bank

- Oct-2010
- Assets: $1.4bn
- Deposits: $1.2bn
- Full Service Branches: 9
- FDIC / Loss Share

Colorado

Bank of Choice

- Jul-2011
- Assets: $950mm
- Deposits: $760mm
- Full-Service Branches: 16
- FDIC / No Loss Share

CBoC

- Oct-2011
- Assets: $1.2bn
- Deposits: $1.2bn
- Full-Service Branches: 40
- FDIC / Loss Share

	Balance Sheet		Full-Serv.	Transaction		Accounting Impact		
($mm)	Assets Acquired	Deposits Assumed	Banking Centers	Capital Deployed	Implied P / TBV[1]	A-T Bar. Purch. Gain[2]	A-T Accr. Yield[2]	GW & Intangibles
All Transactions	$ 5,981	$ 5,575	104	$ 650	1.1 x	$ 59	$ 181	$ 97

Bank Midwest Transaction – Deposit Premium


2.2%
3.0%
3.5%
Bank Midwest
National Branch Deals 3
Midwest Branch Deals 3

FDIC-Assisted Transactions – Asset Discount / FV Marks Net of Loss Coverage [4]


1.4x
1.7x
1.1x
1.4x
1.4x
Hillcrest Bank
Bank of Choice
Community Banks of Colorado
Total Colorado
Total

Source: SNL Financial.
[1] Defined as capital deployed divided by post mark-to-market adjusted fair value of net assets (bargain purchase gain or goodwill) plus capital deployed.
[2] Tax adjustments are calculated at a rate equal to the effective tax rate for the Company in 2011.
[3] Includes branch transactions since 31-Dec-09 with greater than $250 million in deposits acquired.
[4] Multiples calculated as the asset discount divided by the total loan and OREO fair value marks (including yield mark) net of the FDIC indemnification asset.

34

National Bank Holdings CORPORATION

35  Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business  Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (32 years in banking)  Head of Business Services Credit at Regions Financial  Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Officer (29 years in banking)  Vice Chairman and Chief Operating Officer at F.N.B. Corporation  Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer (34 years in banking) NBHC Management Team  Partner with law firm Stinson Leonard Street LLP  Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (18 years in legal and banking)  Bank president and chief risk officer and group EVP of Citizens Financial Group  Executive roles at US Bank, Firstar Bank and Mercantile Bank Tom Metzger Chief of Enterprise Technology & Integration & President, Bank Midwest & Hillcrest Bank (41 years in banking)

36 Title Past ExperienceName Tim Laney Chairman, President and CEO  Senior EVP and Head of Business Services of Regions Financial  EVP and Management Operating Committee at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee  Managing Partner of the St. Louis office of KPMG LLP Frank Cahouet Director  Chairman, President and Chief Executive Officer of Mellon Financial  President and Chief Operating Officer of Fannie Mae Robert Dean Director / Chairman of the Nominating and Governance Committee  Senior Managing Director at Ernst & Young Corporate Finance LLC  Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Lawrence Fish Director  Chairman and Chief Executive Officer of Citizens Financial Group  Director of the Federal Reserve Bank of Boston Fred Joseph Director  Banking and Securities Commissioner for the state of Colorado  President of the North American Securities Administrators Association Micho Spring Director  Chair of Global Corporate Practice of Weber Shandwick  CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee  EVP and Director of Mergers and Acquisitions of BB&T  President and Chief Executive Officer of First Federal Savings Bank Accomplished Board of Directors

Reconciliation of Non-GAAP Measures

($ in millions)

	As of and for the Three Months Ended				As of and for the Years Ended	
	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-13	31-Dec-14
Net income	$ 1.4	$ 2.1	$ 3.3	$ 2.3	$ 6.9	$ 9.2
Add: impact of core deposit intangible amortization expense, after tax	0.8	0.8	0.8	0.8	3.2	3.3
Net income adjusted for impact of cored deposit intangible amortization expense, after tax	$ 2.2	$ 2.9	$ 4.2	$ 3.1	$ 10.2	$ 12.4
Average assets	$ 4,909.8	$ 4,881.6	$ 4,854.8	$ 4,846.4	$ 5,175.2	$ 4,867.9
Less: average goodwill and intangible assets	76.3	74.5	72.8	71.1	80.0	73.1
Average tangible assets (non-GAAP)	$ 4,833.5	$ 4,807.1	$ 4,782.0	$ 4,775.4	$ 5,095.2	$ 4,794.9
Average shareholder's equity	$ 900.5	$ 885.4	$ 849.4	$ 808.6	$ 1,038.8	$ 860.7
Less: average goodwill and intangible assets	76.3	74.5	72.8	71.1	80.0	73.1
Average tangible common equity (non-GAAP)	$ 824.2	$ 810.9	$ 776.6	$ 737.6	$ 958.8	$ 787.6
Return on average assets	0.12%	0.17%	0.27%	0.19%	0.13%	0.19%
Return on average tangible assets (non-GAAP)	0.19%	0.25%	0.34%	0.26%	0.20%	0.26%
Return on average equity	0.64%	0.96%	1.56%	1.12%	0.67%	1.07%
Return on average tangible common equity (non-GAAP)	1.10%	1.46%	2.12%	1.66%	1.06%	1.58%
Interest income	$ 46.9	$ 46.0	$ 45.5	$ 46.3	$ 195.5	$ 184.7
Add: impact of taxable equivalent adjustment	0.2	0.2	0.2	0.3	-	0.9
Interest income, fully taxable equivalent (non-GAAP)	$ 47.0	$ 46.2	$ 45.7	$ 46.6	$ 195.5	$ 185.6
Net interest income	$ 43.3	$ 42.4	$ 41.9	$ 42.6	$ 179.0	$ 170.2
Add: impact of taxable equivalent adjustment	0.2	0.2	0.2	0.3	-	0.9
Net interest income, fully taxable equivalent (non-GAAP)	$ 43.5	$ 42.6	$ 42.1	$ 42.9	$ 179.0	$ 171.2
Average earning assets	$ 4,477.6	$ 4,461.9	$ 4,453.8	$ 4,395.1	$ 4,698.6	$ 4,446.9
Yield on earning assets	4.25%	4.14%	4.05%	4.18%	4.16%	4.15%
Yield on earning assets,fully taxable equivalent (non-GAAP)	4.26%	4.16%	4.07%	4.21%	4.16%	4.17%
Net interest margin	3.93%	3.81%	3.73%	3.84%	3.81%	3.83%
Net interest margin, fully taxable equivalent (non-GAAP)	3.94%	3.83%	3.75%	3.87%	3.81%	3.85%

37

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions)

	As of and for the Three Months Ended				As of and for the Years Ended	
	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-13	31-Dec-14
Net interest income	$ 43.3	$ 42.4	$ 41.9	$ 42.6	$ 179.0	$ 170.2
Add: impact of taxable equivalent adjustment	0.2	0.2	0.2	0.3	-	0.9
Adjusted net interest income, fully taxable equivalent (non-GAAP)	$ 43.5	$ 42.6	$ 42.1	$ 42.9	$ 179.0	$ 171.2
Non-interest income	$ (0.4)	$ 2.2	$ 1.6	$ (5.1)	$ 20.2	$ (1.7)
Add: FDIC indemnification asset amortization	7.6	6.0	6.3	7.9	19.0	27.7
Add: FDIC loss sharing income (expense)	1.0	0.6	0.9	6.3	(2.8)	8.9
Less: gain on sale of previously charged-off acquired loans	(0.3)	(0.2)	(0.1)	(0.1)	(1.3)	(0.7)
Less: impact of OREO related write-ups and other income	(1.0)	(1.0)	(0.8)	(1.0)	(4.8)	(3.8)
Adjusted non-interest income (non-GAAP)	$ 6.9	$ 7.5	$ 7.9	$ 8.0	$ 30.2	$ 30.4
Non-interest expense adjusted for core deposit intangible asset amortization	$ 37.7	$ 38.5	$ 36.6	$ 31.8	$ 178.6	$ 144.7
Less: impact of change in fair value of warrant liabilities	0.9	0.6	1.3	0.2	(0.8)	3.0
Less: other real estate owned expenses	(1.6)	(1.4)	(0.6)	9.0	(11.0)	5.4
Less: problem loan expenses	(0.7)	(1.1)	(1.3)	(0.4)	(5.6)	(3.5)
Less: contract termination expenses	-	-	-	(4.1)	-	(4.1)
Less: banking center closure related expenses	-	-	-	-	(3.4)	-
Adjusted non-interest expense (non-GAAP)	$ 36.3	$ 36.6	$ 36.0	$ 36.5	$ 157.8	$ 145.4
Efficiency ratio	87.65%	86.40%	84.22%	84.91%	89.70%	85.82%
Efficiency ratio (fully taxable equivalent) (non-GAAP)	87.32%	85.97%	83.78%	84.19%	89.70%	85.35%
Adjusted efficiency ratio (fully taxable equivalent) (non-GAAP)	71.87%	72.98%	72.10%	71.57%	75.46%	72.13%

38

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions, except per share)

	As of and for the Three Months Ended				As of and for the Years Ended	
	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-13	31-Dec-14
Adjustments to diluted earnings per share:						
Income per share - diluted	$ 0.03	$ 0.05	$ 0.08	$ 0.06	$ 0.14	$ 0.22
Adjustments to diluted earnings per share (non-GAAP)[1]	0.11	0.09	0.09	0.13	0.37	0.45
Adjusted diluted earnings per share (non-GAAP)	$ 0.14	$ 0.14	$ 0.17	$ 0.19	$ 0.51	$ 0.67
Adjustments to return on average tangible assets:						
Annualized adjustments to net income (non-GAAP)[1]	$ 20.2	$ 16.9	$ 14.6	$ 21.4	$ 18.9	$ 19.1
Divided by: average tangible assets (non-GAAP)	4,834	4,807	4,782	4,755	5,095	4,795
Adjustments to return on average tangible assets (non-GAAP)	0.42%	0.35%	0.31%	0.45%	0.37%	0.40%
Return on average tangible assets (non-GAAP)	0.19%	0.25%	0.34%	0.26%	0.20%	0.26%
Adjusted return on average tangible assets (non-GAAP)	0.60%	0.60%	0.65%	0.71%	0.57%	0.66%
Adjustments to net income:						
Net income	$ 1.4	$ 2.1	$ 3.3	$ 2.3	$ 6.9	$ 9.2
Adjustments to net income (non-GAAP)[1]	5.0	4.2	3.7	5.4	18.9	19.1
Adjusted net income (non-GAAP)	$ 6.4	$ 6.3	$ 7.0	$ 7.7	$ 25.8	$ 28.3
(1) Adjustments						
Non-interest income adjustments:						
Plus: FDIC indemnification asset amortization	$ 7.6	$ 6.0	$ 6.3	$ 7.9	$ 19.0	$ 27.7
Plus: other FDIC loss sharing income (loss)	1.0	0.6	0.9	6.3	(2.8)	8.9
Less: gain on recoveries of previously charged-off acquired loans	(0.3)	(0.2)	(0.1)	(0.1)	(1.3)	(0.7)
Less: OREO related write-ups and other income	(1.0)	(1.0)	(0.8)	(1.0)	(4.8)	(3.8)
Total non-interest income adjustments (non-GAAP)	$ 7.3	$ 5.4	$ 6.2	$ 13.1	$ 10.0	$ 32.1
Non-interest expense adjustments						
Less: other real estate owned expenses	$ (1.6)	$ (1.4)	$ (0.6)	$ 8.9	$ (11.0)	$ 5.4
Less: problem loan expenses	(0.7)	(1.1)	(1.3)	(0.4)	(5.6)	(3.5)
Plus: warrant change	0.9	0.6	1.3	0.2	(0.8)	3.0
Less: contract termination expenses	-	-	0 -	(4.1)	-	(4.1)
Less: banking center closure related expenses	-	-	-	-	(3.4)	-
Total non-interest expense adjustments (non-GAAP)	$ (1.4)	$ (1.9)	$ (0.6)	$ 4.6	$ (20.8)	$ 0.7
Pre-tax adjustments	8.7	7.3	6.9	8.5	30.8	31.3
Collective tax expense impact	(3.7)	(3.1)	(3.2)	(3.1)	(11.9)	(12.2)
Adjustments to net income (non-GAAP)	$ 5.0	$ 4.2	$ 3.7	$ 5.4	$ 18.9	$ 19.1

39

National Bank Holdings CORPORATION